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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-48172


                       SUPPLEMENT TO THE PROSPECTUS OF
                        DEAN WITTER RETIREMENT SERIES
                            DATED OCTOBER 31, 1997

     The Investment Manager has agreed to extend the period during which it will assume certain expenses and waive the compensation provided for under its Management Agreement in respect of each Series to the extent such expenses and compensation on an annualized basis exceed 1.00% of the daily net assets of the Series, until June 30, 1998. Therefore, the footnote to the "Summary of Fund Expenses" table appearing at page 6 of the Prospectus is hereby amended to read as follows:

     Pursuant to an undertaking, the Investment Manager assumed all expenses relating to each Series' operations (except for any brokerage fees and a portion of organizational expenses) and waived the compensation provided for in its Management Agreement with respect to each Series until December 31, 1995. The Investment Manager has undertaken to continue, until June 30, 1998, to assume such expenses and to waive the compensation provided for in its Management Agreement with respect to each Series to the extent that such expenses and compensation on an annualized basis exceed 1.00% of the daily net assets of the Series.

     In addition, the last sentence of the sixth paragraph under the heading "The Fund and its Management" appearing at page 9 of the Prospectus is hereby amended to read as follows:

     The Investment Manager has undertaken to continue, until June 30, 1998, to assume such expenses and to waive the compensation provided for in its Management Agreement with respect to each Series to the extent that such expenses and compensation on an annualized basis exceed 1.00% of the daily net assets of the Series.

December 22, 1997